EX-99.B24
POWER OF ATTORNEY


                              POWER OF ATTORNEY
                              -----------------



        The person whose signature appears below hereby appoints Charles R. Manzoni, Jr., Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange
Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper National Tax-Free Income Series.



           Signature              Title        Date


     /s/ Stephen B. Timbers       Trustee      November 20, 1996
     -----------------------

                              POWER OF ATTORNEY
                              -----------------



        The person whose signature appears below hereby appoints Charles R. Manzoni, Jr., Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper National Tax-Free Income Series.



            Signature              Title        Date


     /s/ David W. Belin           Trustee      November 20, 1996
     ---------------------------

                              POWER OF ATTORNEY
                              -----------------



         The person whose signature appears below hereby appoints Charles R. Manzoni, Jr., Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper National Tax-Free Income Series.



           Signature              Title        Date


     /s/ Lewis A. Burnham         Trustee      November 20, 1996
     ---------------------------

                              POWER OF ATTORNEY
                              -----------------



         The person whose signature appears below hereby appoints Charles R. Manzoni, Jr., Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper National Tax-Free Income Series.



            Signature              Title        Date


     /s/ Donald L. Dunaway        Trustee      November 20, 1996
     ---------------------------

                              POWER OF ATTORNEY
                              -----------------



          The person whose signature appears below hereby appoints Charles R. Manzoni, Jr., Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper National Tax-Free Income Series.



           Signature              Title        Date


     /s/ Robert B. Hoffman        Trustee      November 20, 1996
     ---------------------------

                              POWER OF ATTORNEY
                              -----------------



         The person whose signature appears below hereby appoints Charles R. Manzoni, Jr., Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as his attorney-in-fact to sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper National Tax-Free Income Series.



            Signature              Title        Date


     /s/ Donald R. Jones          Trustee      November 20, 1996
     ---------------------------

                              POWER OF ATTORNEY
                              -----------------



         The person whose signature appears below hereby appoints Charles R. Manzoni, Jr., Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper National Tax-Free Income Series.



           Signature              Title        Date


     /s/ Dominique P. Morax       Trustee      November 20, 1996
     ---------------------------

                              POWER OF ATTORNEY
                              -----------------



         The person whose signature appears below hereby appoints Charles R. Manzoni, Jr., Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper National Tax-Free Income Series.



            Signature              Title        Date


     /s/ Shirley D. Peterson      Trustee      November 20, 1996
     ---------------------------

                              POWER OF ATTORNEY
                              -----------------



         The person whose signature appears below hereby appoints Charles R. Manzoni, Jr., Stephen B. Timbers and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper National Tax-Free Income Series.



            Signature              Title        Date


     /s/ William P. Sommers       Trustee      November 20, 1996
     ---------------------------